Provision for reinstatement costs	12 Months Ended
Dec. 31, 2025
Provision For Reinstatement Costs
Provision for reinstatement costs

24.	Provision for reinstatement costs

Under the terms of operating leases in respect of properties entered into try by the Group, the Group is required to reinstate the properties to the original physical condition at the end of the respective leases. Provision is therefore made for the best estimate of the expected costs that related to the restoration of the alternations made to the properties.

	2025	2025	2024
	US$	HK$	HK$

At beginning of year	680,945	5,300,000	5,370,000
Provision	349,466	2,720,000	1,480,000
Utilisation for the year	-	-	(200,000)
Write-off upon the expiration of leases	(349,466)	(2,720,000)	(1,350,000)

At end of year	680,945	5,300,000	5,300,000
Less: portion classified as current liabilities	(214,562)	(1,670,000)	(2,520,000)

	466,383	3,630,000	2,780,000